SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                  FORM 8-K/A/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) January 9, 1998

                      HOSPITALITY WORLDWIDE SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)


         NEW YORK                      0-23054                11-3096379
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(State or Other Jurisdiction         (Commission           (IRS Employer
   of Incorporation)                 File Number)        Identification No.)

     450 PARK AVENUE, SUITE 2603, NEW YORK, NEW YORK    10022
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     (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code (212) 223-0699


                                N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

        *(a) Financial Statements of Bekins Distributions Services Co., Inc. ("Bekins").

                  Independent Auditors' Report.
                  Balance Sheets as of September 30, 1997 and 1996.
                  Statements of Operations for the years ended September
                           30, 1997 and 1996.
                  Consolidated Statement of Stockholders'  Deficit for the years ended September 30, 1997 and 1996.
                  Statements of Cash  Flows for the years  ended  September  30,
                           1997 and 1996.
                  Notes to Financial Statements.

         (b)      Pro Forma Financial Information.

                  Balance Sheet as of September 30, 1997.
                  Income Statement for the nine months ended September 30, 1997. Income Statement for the year ended December 31, 1996.

         (c)      Exhibits.

        **2.1 Agreement and Plan of Merger, dated as of January 1, 1998, by and among Hospitality Worldwide Services, Inc., a New York corporation, HWS Acquisition Corp., a Delaware corporation, Bekins and the Sellers named therein.

          27               Financial Data Schedule.

----------------------------
* Previously filed with Current Report on Form 8-K/A filed March 24, 1998. ** Previously filed with Current Report on Form 8-K filed January 23, 1998.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HOSPITALITY WORLDWIDE SERVICES, INC.



Dated: April 15, 1998                By:  /S/ HOWARD G. ANDERS
                                          -------------------------------
                                          Name:  Howard G. Anders
                                          Title: Executive Vice President

                      HOSPITALITY WORLDWIDE SERVICES, INC.
                             Pro Forma Balance Sheet
                               September 30, 1997
                                   Unaudited
                                 (in thousands)

                                                                                                                Pro Forma
                                               HWS                  Bekins(a)           Adjustments             Combined
                                       -----------------     -----------------      -----------------      -----------------

Current Assets:
    Cash                                          30,395                     --                                       30,395
    Accounts receivable, net                      10,955                  3,262                                       14,217
    Costs in excess of billings                    3,192                     --                                        3,192
    Prepaids and other                             5,092                    121                                        5,213
                                       -----------------     ------------------     ------------------     -----------------

                                                  49,634                  3,383                                       53,017
    Property and equipment, net                    2,480                  2,789                                        5,269
    Goodwill                                      18,567                     --                  7,483(b)             26,050
    Other assets                                   1,035                     12                                        1,047
                                       -----------------     ------------------     ------------------     -----------------


      Total Assets                                71,716                  6,184                  7,483(b)             85,383

Current Liabilities:
    Loan payable - bank                               --                     --                                           --
    Current portion of long-term                     141                    810                                          951
      debt
    Accounts payable                               3,389                  1,723                                        5,112
    Accrued liabilities                            2,853                    835                                        3,688
    Billing in excess of costs                       104                     --                                          104
    Income taxes payable                             813                     --                     --                   813
    Customer deposits                             11,042                     --                                       11,042
                                       -----------------     ------------------     ------------------     -----------------

                                                  18,342                  3,368                     --                21,710

Long-term debt                                       142                  4,128                     --                 4,270

Equity:
    Preferred stock                                5,000                     --                                        5,000
    Common stock                                     123                     --                      5(c)                128
    Paid-in-capital                               46,550                     --                  6,166(c)             52,716
    Treasury stock                                    --                     --                                           --
    Retained earnings                               1552                     --                     --                 1,552
    Foreign currency adjustment                        7                     --                                            7
                                       -----------------     ------------------     ------------------     -----------------

                                                  53,232                     --                  6,171                59,403

    Total liabilities and equity                  71,716                  7,496                  6,171                85,303

(a)   Preliminary estimate of fair values of assets and liabilities acquired.
(b)   Preliminary estimate of goodwill related to acquisition.
(c)   Common Stock issued related to acquisition.

                      Hospitality Worldwide Services, Inc.
                           Pro-Forma Income Statement
                               Nine Months Ended
                               September 30, 1997
                                   Unaudited
                                 (in thousands)


                                  HWS      Bekins(a) Adjustments     Combined
                                  ---      ------    -----------     --------

Revenues                         54,240    15,028                      69,268

Cost of revenues                 41,570    11,620                      53,190

Gross profit                     12,670     3,408                      16,078

Selling, general and
  administrative                  9,608     2,436        179(b)(c)     12,223

Income from operations            3,062       972       (179)           3,855

Interest income                     289         4                         293

Interest expense                   (420)     (464)                       (884)

Income before income taxes        2,931       512       (179)           3,264

Provision for taxes               1,390         -        234(d)         1,624

Income from continuing
  operations                      1,541       512       (413)           1,640

Earnings per share                  .14                                   .15

Weighted average shares
  outstanding                 9,166,000              514,117        9,680,117


(a)   Actual results for Bekins for the period.
(b)   To delete amortization of prior goodwill recorded by Bekins ($7)
(c) To record amortization of goodwill related to HWS acquisition of Bekins ($186).
(d) To record income tax provision related to Bekins results of operations for the period.

                      HOSPITALITY WORLDWIDE SERVICES, INC.
                           Pro Forma Income Statement
                          Year Ended December 31, 1996
                                   Unaudited
                                 (in thousands)


                                               HWS                  Bekins(a)           Adjustments             Combined
                                       -----------------     -----------------      -----------------      -----------------

Revenues                                          24,367                 19,439                                       43,806
Cost of revenues                                  18,290                 14,871                                       33,161
Gross profit                                       6,077                  4,568                                       10,645
Selling, general and                               3,219                  3,348                    122(b)(c)           6,689
  administrative expenses
Income from operations                             2,858                  1,220                   (122)                3,956
Interest income                                        1                      2                                            3
Interest expense                                     (26)                  (363)                                         (389)
Income before income taxes                         2,833                    859                   (122)                3,570
Provision for taxes                                  926                      2                    443(d)              1,371
Income from continuing                             1,907                    857                   (565)                2,199
  operations
Earnings per share                                   .27                                                                 .29
Weighted average shares                        7,192,361                     --                514,117             7,706,478
  outstanding

(a)   Actual results for Bekins for the period.
(b)   To delete amortization of prior goodwill recorded by Bekins ($126).
(c) To record amortization of goodwill related to HWS acquisition of Bekins ($248).
(d) To record income tax provision related to Bekins results of operations for the period.